Women’s Equity Fund (the “Fund”),
a Series of Professionally Managed Portfolios (the “Trust”)

Supplement Dated October 19, 2007 to the Prospectuses Dated July 30, 2007

Shareholders Approve Proposed Merger with Pax World Women’s Equity Fund.

As described in the Fund’s prospectuses dated July 30, 2007, the Board of Trustees of the Trust approved, and recommended that Fund shareholders approve, the recommendation of FEMMX Financial (the “Advisor”) that the Fund be reorganized into, and merged with, Pax World Women’s Equity Fund (the “Reorganization”).  At a special meeting of shareholders held on October 18, 2007, the Fund’s shareholders approved the Reorganization.  It is presently anticipated that the Reorganization will take place by the end of October.

Upon completion of the Reorganization, the Fund’s shareholders will have their shares exchanged for an equal investment in shares of Pax World Women’s Equity Fund, as described in the proxy statement for the Special Meeting of Shareholders. Following the Reorganization, the Fund will be dissolved.

Please retain this Supplement for future reference.
The date of this Supplement is October 19, 2007.